FINANCIAL INSTRUMENTS	12 Months Ended
Dec. 31, 2018
FINANCIAL INSTRUMENTS
FINANCIAL INSTRUMENTS

34.    FINANCIAL INSTRUMENTS

(a)	Categories of financial instruments

	Year ended December 31,
	2017	2018
	Thousand USD	Thousand USD
Financial assets:
Assets at amortized cost:
Other non-current assets (Note 25)	9,634	8,216
Amounts due from related parties (Note 15)	22,345	1,539
Contract Assets	—	731
Trade and other receivables (Note 16)	22,150	13,760
Restricted cash	40,716	44,182
Cash and cash equivalents	46,084	43,831
Assets at FVTPL:
Amounts due from related parties (Note 15)	—	19,939
Other non-current assets (Note 25)	—	5,636
Total financial assets	140,929	137,834
Financial liabilities
Liabilities at amortized cost:
Trade and other payables	26,644	22,255
Amounts due to related parties	—	211
Borrowings	249,729	256,757
Total liabilities at amortized cost	276,373	279,223
Liabilities at FVTPL:
Other Current liabilities	120,820	130,323
Other non-current liabilities	57,885	59,992
Total liabilities at FVTPL	178,705	190,315

(b)	Financial risk management objectives and policies

The Group’s activities expose it to a variety of financial risks including market risk, credit risk and liquidity risk. This note presents information about the Group’s exposure to each of these risks, and the objectives, policies and processes for measuring and managing them.

The management of the Company have the overall responsibility for the establishment and oversight of the Group’s risk management framework. The Group’s overall risk management program focuses on the unpredictability of financial markets and seeks to minimize potential adverse effects on the financial performance of the Group. The Group uses different methods to measure different types of risk to which it is exposed. These methods include sensitivity analysis in the case of interest rate and foreign exchange rate to determine market risk.

Risk management is carried out under policies approved by the management of the Company. The finance department identifies and evaluates financial risks in close co-operation with the Group’s operating units. The management of the Company provide written principles for overall risk management, as well as policies covering specific areas, such as foreign exchange risk, interest rate risk, and credit risk and liquidity risk.

Currency risk

Certain monetary assets and liabilities of the Group’s subsidiaries denominated in currencies other than the functional currency USD, including EURO, JPY and CAD. The following table presents these monetary assets and liabilities in USD at the end of each reporting period using the exchange rates as of the end of the reporting period:

	Year ended December 31,
	2017	2017	2017	2018	2018	2018
	Thousand	Thousand	Thousand	Thousand	Thousand	Thousand
	USD	USD	USD	USD	USD	USD
	Denominated	Denominated	Denominated	Denominated	Denominated	Denominated
	in Euro	in JPY	in CAD	in Euro	in JPY	in CAD
Cash and cash equivalents	7,717	21,673	824	5,862	26,672	571
Restricted cash	952	26,537	470	937	30,606	431
Trade and other receivables and contract assets (a)	8,428	7,025	292	3,787	4,605	1,037
Amount due from related parties	9,695	—	—	1,533	—	6
Other non-current assets	—	—	—	—	6,821	—
Total financial assets	26,792	55,235	1,586	12,119	68,704	2,045
Trade and other payables	5,129	10,076	362	3,457	14,533	444
Borrowings	17,152	118,233	—	14,667	131,036	—
Amounts due to related parties	—	—	—	—	—	—
Other financial liabilities	—	123,136	—	—	124,435	—
Total financial liabilities	22,281	251,445	362	18,124	270,004	444
(a)

Trade and other receivables include only trade receivables, other receivables and deposits. Due to the influence of updated IFRS 9, the balance of trade and other receivables and contract assets as December 31, 2018 has been declining sharply comparing to that as December 31, 2017.

The Group’s subsidiaries are mainly exposed to the foreign currency risk with respect to the EURO, JPY and CAD. The following table details sensitivity of the Group’s subsidiaries and the Company to a 10% increase and decrease in their respective functional currencies against respective foreign currencies. The 10% sensitivity rate used represents management’s assessment of the reasonably possible change in foreign exchange rates. The sensitivity analysis includes only outstanding foreign currency denominated monetary items and adjusts their translation at the end of each reporting period for a 10% change in respective functional currencies of the Group’s subsidiaries. A positive number below indicates an increase in profit where their respective functional currencies strengthen 10% against the functional currency. For a 10% weakening of their respective functional currencies against foreign currencies, there would be an equal and opposite impact on the equity and the balances below would be negative.

	Year ended December 31,
	2017	2018
	Thousand USD	Thousand USD
EURO	523	(306)
CAD	142	81
JPY	(22,760)	(10,245)

The Group currently does not have a foreign currency hedging policy but monitors its foreign risks and will consider hedging significant foreign currency exposure should they determine it appropriate.

Interest rate risk

The Group’s cashflow interest rate risk relates primarily to variable-rates on restricted cash, cash and cash equivalents and borrowings.

The Group’s fair value interest rate risk relates mainly to fixed-rate borrowings.

Under interest rate swap contracts, the Group agrees to exchange the difference between fixed and floating rate interest amounts calculated on agreed notional principal amounts. Such contracts enable the Group to mitigate the risk of changing interest rates on the fair value of issued fixed rate debt and the cash flow exposures on the issued variable rate debt. The fair value of interest rate swaps at the end of the reporting period is determined by discounting the future cash flows using the curves at the end of the reporting period and the credit risk inherent in the contract. The average interest rate is based on the outstanding balances at the end of the reporting period.

The sensitivity analysis below has been determined based on the exposure to interest rates for interest bearing bank balances and floating rate borrowings at the end of the reporting period. The analysis is prepared assuming that those balances outstanding at the end of the reporting period were outstanding for the whole year. A 5% increase or decrease which represents the management’s assessment of the reasonably possible charge in interest rates is used.

If the interest rate on bank and other borrowings with variable interest rates had been 5% higher/lower and all other variables were held constant, the post-tax profit of the Group would increase/decrease by approximately USD268 thousand and USD293 thousand for the year ended December 31, 2017 and 2018 respectively.

In management’s opinion, the sensitivity analysis is unrepresentative of the inherent interest rate risk as the exposure at the end of each reporting period does not reflect the exposure at the end of each reporting period.

Credit risk

The Group’s maximum exposure to credit risk which will cause a financial loss to the Group due to failure to discharge an obligation by the counterparties is arising from the carrying amounts of the respective recognized financial assets as stated in the consolidated statement of financial position of the Group.

In order to minimize and account for the exposure to credit risk, the management of the Company has delegated a team responsible for determination of credit limits, credit approvals and other monitoring procedures to ensure that follow-up action is taken to recover overdue debts. This includes carrying out reviews the recoverable amount of each individual debtor at the end of each reporting period to ensure that adequate impairment losses are made for amounts considered irrecoverable. The Group will negotiate with the counterparties of the debts for settlement plans should the need arise.

The Group’s credit risk primarily relates to trade and other receivables, contract assets, other non-current assets, restricted cash, cash and cash equivalents, and amounts due from related parties. The management of the Company generally grants credit only to customers and related parties with good credit ratings and also closely monitors overdue debts.

Trade receivables and contract assets

The credit risk of the Group as at December 31, 2017 is concentrated on trade receivables from electricity companies in Japan, Europe, USA and Uruguay, that amounted to approximately USD8.0 million and accounted for 78.4% of the Group’s total trade receivables. The credit risk of the Group as at December 31, 2018 is concentrated on trade receivables and contract assets from electricity companies in Japan, Europe and USA, that amounted to approximately USD5.8 million and accounted for 73.0% of the Group’s total trade receivables.

The Group applies the IFRS 9 simplified model of recognizing lifetime expected credit losses for all trade receivables and contract assets as these items do not have a significant financing component.

Summarized expected credit losses based on aging of trade receivables and contract assets for the year ended December 31, 2018 and 2017 respectively are:

Expected credit losses for trade receivables and contract assets as at December 31, 2018
<90 days	90-180 days	181-360 days	1 - 2 years	2 - 3 years	>3 years	individually	Total
Thousand USD	Thousand USD	Thousand USD	Thousand USD	Thousand USD	Thousand USD	Thousand USD	Thousand USD
1	25	41	132	4	20	—	223

Expected credit losses for trade receivables and contract assets as at December 31, 2017
<90 days	90-180 days	181-360 days	1 - 2 years	2 - 3 years	>3 years	individually	Total
Thousand USD	Thousand USD	Thousand USD	Thousand USD	Thousand USD	Thousand USD	Thousand USD	Thousand USD
1	45	—	—	136	1	—	183

In measuring the expected credit losses, the trade receivables and contract assets have been assessed on a collective basis as they possess shared credit risk characteristics. They have been grouped based on the days past due and also according to the geographical location of customers.

The expected loss rates are based on historical observed default rate, discount factor, forward looking estimates and expected default rate. The rates are adjusted to reflect current and forwarding looking macroeconomic factors affecting the customer’s ability to settle the amount outstanding. The group has identified gross domestic product (GDP) and unemployment rates of the countries in which the customers are domiciled to be the most relevant factors and according adjusts historical loss rates for expected changes in these factors. However given the short period exposed to credit risk, the impact of these macroeconomic factors has not been considered significant within the reporting period.

Trade receivables and contract assets are written off (i.e. derecognized) when there is no reasonable expectation of recovery. Failure to make payments within 180 days from the invoice date and failure to engage with the Group on alternative payment arrangement amongst other is considered indicators of no reasonable expectation of recovery.

Deposits and debt investments

The Group applies the IFRS 9 ECL model of recognizing expected credit losses.

Summarized expected credit losses based on aging of short-term deposits and debt investments for the year ended December 31, 2018 and 2017 respectively are:

Expected credit losses for short-term deposits and debt investments as at December 31, 2018
<90 days	90-180 days	181-360 days	1 - 2 years	2 - 3 years	>3 years	individually	Total
Thousand USD	Thousand USD	Thousand USD	Thousand USD	Thousand USD	Thousand USD	Thousand USD	Thousand USD
16	63	6	6	292	23	1,227	1,633

Expected credit losses for short-term deposits and debt investments as at December 31, 2017
<90 days	90-180 days	181-360 days	1 - 2 years	2 - 3 years	>3 years	individually	Total
Thousand USD	Thousand USD	Thousand USD	Thousand USD	Thousand USD	Thousand USD	Thousand USD	Thousand USD
41	—	310	502	8	—	—	861

Summarized expected credit losses based on aging of long-term deposits and debt investments for the year ended December 31, 2018 and 2017 respectively are:

Expected credit losses for long-term deposits and debt investments as at December 31, 2018
<180 days	181-360 days	1 - 2 years	2 - 3 years	3-4years	4-5years	Total
Thousand USD	Thousand USD	Thousand USD	Thousand USD	Thousand USD	Thousand USD	Thousand USD
—	1	—	4	5	388	398

Expected credit losses for long-term deposits and debt investments as at December 31, 2017
<180 days	181-360 days	1 - 2 years	2 - 3 years	3-4years	4-5years	Total
Thousand USD	Thousand USD	Thousand USD	Thousand USD	Thousand USD	Thousand USD	Thousand USD
1	1	4	5	7	449	467

Amount due from related parties

The credit risk of the Group as at December 31, 2018 and 2017 on balances with related parties is concentrated on two related parties, which are engaged in solar industry in the People’s Republic of China (“PRC”) and overseas countries and amounted to approximately USD19.9 million and USD20.9 million, representing 92.8% and 93.3%, respectively, of the Group’s total balances from related parties.

The Group uses more forward-looking information to recognize expected credit losses instead of IAS 39's 'incurred loss model'.

The credit risk on liquid funds and restricted cash of the Group is limited because the counterparties are banks with high credit ratings assigned by international credit-rating agencies and good reputation. The Group does not have concentration of credit risk on liquid funds at the end of each reporting period.

Liquidity risk

As noted in note 1, the management of the Group manages liquidity risk by closely and continuously monitoring their financial positions.

The following tables detail the Group’s remaining contractual maturity for its financial liabilities based on the agreed repayment terms. The table has been drawn up based on the undiscounted cash flows, including both principal and interest, of financial liabilities based on the earliest date on which the Group can be required to pay.

	Weighted					Total	Total
	average					undiscounted	carrying
	interest rate	<1 year	1 - 2 years	2 - 3 years	>3 years	cash flows	amount
		Thousand USD	Thousand USD	Thousand USD	Thousand USD	Thousand USD	Thousand USD
At December 31, 2017
Trade and other payables	N/A	26,644	—	—	—	26,644	26,644
Amounts due to related parties	N/A	28	—	—	—	28	28
Borrowings— variable rate	4.82%	4,854	8,173	8,164	118,998	140,189	95,216
Borrowings— fixed rate	3.52%	14,848	17,527	15,611	146,977	194,963	154,513
		46,374	25,700	23,775	265,975	361,824	276,401
At December 31, 2018
Trade and other payables	N/A	22,255	—	—	—	22,255	22,255
Amounts due to related parties	N/A	211	—	—	—	211	211
Borrowings— variable rate	5.02%	6,794	11,742	11,742	133,006	163,284	116,792
Borrowings— fixed rate	3.18%	42,906	9,935	9,935	109,386	172,162	139,965
		72,166	21,677	21,677	242,392	357,912	279,223

The amounts included above for variable interest rate instruments for non-derivative financial liabilities are subject to change if changes in variable interest rates differ to those estimates of interest rates determined at the end of each reporting period.

The following table details the Group’s liquidity analysis for its financial liabilities at FVTPL, representing liabilities recorded by the Group during the year ended December 31, 2017 and 2018 for arrangements with the Parties defined in details in note 29 and note 30, as at December 31, 2017 and 2018. The table is presented based on the undiscounted projected cash outflows on such instruments that management of the Group expects to settle. The liquidity analysis for the Group’s financial liabilities at FVTPL was prepared based on the management’s understanding of the timing of the cash flows of the derivatives.

	Weighted average					Total	Total
	effective					undiscounted	carrying
	interest rate	<1 year	1 - 2 years	2 - 3 years	>3 years	cash flows	amount
		Thousand	Thousand	Thousand	Thousand	Thousand USD	Thousand USD
		USD	USD	USD	USD
At December 31, 2017
Other Current liabilities	15%	120,820	—	—	—	120,820	120,820
Other non-current liabilities	10.99%	5,310	8,420	8,440	132,234	154,404	57,885
		126,130	8,420	8,440	132,234	275,224	178,705
At December 31, 2018
Other Current liabilities	15%	130,323	—	—	—	130,323	130,323
Other non-current liabilities	11.88%	1,332	8,497	8,477	124,113	142,419	59,992
		131,655	8,497	8,477	124,113	272,742	190,315

Fair value measurements

Financial assets and financial liabilities measured at fair value in the statement of financial position are grouped into three levels of a fair value hierarchy. The three levels are defined based on the observability of significant inputs to the measurement, as follows:

•	Level 1: quoted prices (unadjusted) in active markets for identical assets or liabilities
•	Level 2: inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly
•	Level 3: unobservable inputs for the asset or liability.

The following table gives information about how the fair values of these financial assets and financial liabilities are determined (in particular, the valuation technique(s) and inputs used), as well as the level of the fair value hierarchy into which the fair value measurements are categorized (levels 1 to 3) based on the degree to which the inputs to the fair value measurements is observable.

Financial assets	Fair value	Fair value hierarchy	Valuation technique(s) and key input(s)	Significant unobservable inputs

1) Amounts due from related parties- non-current	Amounts due from related parties – non-current—USD5,050 thousand as of December 31, 2018.(Note a)	Level 3

Income approach—in this approach, the discounted cash flow method was used to capture the present value of the expected future economic cash outflows to be derived, based on an appropriate discount rate.

Discount rate at 3% per annum. (Note b) Estimated net change in electricity income and direct costs was taken into account management’s experience and knowledge of market conditions of the specific industries

2) Amounts due from related parties-current	Amounts due from related parties - current—USD14,889 thousand as of December 31, 2018.(Note a)	Level 2

Discounted cash flow. Future cash flows are estimated based on forward interest rates (from observable yield curves at the end of the reporting period) and contract interest rates, discounted at a rate that reflects the credit risk of various counterparties.

N/A

3) Other non-current assets	Other non-current assets—USD5,412 thousand as of December 31, 2018.	Level 3

Income approach—in this approach, the discounted cash flow method was used to capture the present value of the expected future economic cash outflows to be derived, based on an appropriate discount rate.

Discount rate at 17.52% per annum. (Note c) Estimated net change in electricity income and direct costs was taken into account management’s experience and knowledge of market conditions of the specific industries

(a)

The amounts due from related parties are regarded as amortized cost financial assets in 2017 under IAS 39, due to the adoption of IFRS 9 in 2018, the Group reclassified these amount into FVTPL. The detail impact of the reclassification can be referred to Note 2.1.

(b)

A  5% increase in the discount rate holding all other variables constant would decrease the carrying amount of amounts due from related parties- non-current by approximately USD57 thousand as at December 31, 2018.

(c)	A 5% increase in the discount rate holding all other variables constant would decrease the carrying amount of other non-current assets by approximately USD180 thousand as at December 31, 2018.

Financial liabilities	Fair value	Fair value hierarchy	Valuation technique(s) and key input(s)	Significant unobservable inputs
1) Other Current liabilities classified as other financial instruments in the consolidated statement of financial position (Note 29)	Other non-current liabilities—USD120,820 thousand as of December 31, 2017 and Other current liabilities—USD121,940 thousand as of December 31, 2018, respectively.	Level 3

Income approach—in this approach, the discounted cash flow method was used to capture the present value of the expected future economic cash outflows to be derived, based on an appropriate discount rate.

Discount rate at 6% and 6% per annum for year 2017 and 2018, respectively. Estimated net change in electricity income and direct costs was taken into account based on management’s experience and knowledge of market conditions of the specific industries.

2) Other non-current liabilities classified as other financial instruments in the consolidated statement of financial position (Note 30)	Other non-current liabilities—USD1,253 thousand and USD1,378 thousand as of December 31, 2017 and December 31, 2018, respectively.	Level 3

Income approach—in this approach, the discounted cash flow method was used to capture the present value of the expected future economic cash outflows to be derived, based on an appropriate discount rate.

Discount rate at  6% per annum. (Note 1) Estimated net change in electricity income and direct costs was taken into account management’s experience and knowledge of market conditions of the specific industries.

3) Other current and non-current liabilities classified as other financial instruments in the consolidated statement of financial position (Note 30)

The total number of the balance was USD55,426 thousand and USD65,870 thousand as of December 31, 2017 and December 31, 2018. Other current liabilities shows as USD 8,383 thousand and Other non-current liabilities was 57,487 thousand as of December 31, 2018.

Level 3

Income approach—in this approach, the discounted cash flow method was used to capture the present value of the expected future economic cash outflows to be derived, based on an appropriate discount rate.

Discount rate at 10.8% and 12% for year 2017 and 2018 respectively. (Note 2)

4) Interest rate swaps not designated in hedge accounting relationships (Note 30)	Other non-current liabilities— USD1,064 thousand and USD1,117 thousand as at December 31, 2017 and December 31, 2018.	Level 2

Discounted cash flow. Future cash flows are estimated based on forward interest rates (from observable yield curves at the end of the reporting period) and contract interest rates, discounted at a rate that reflects the credit risk of various counterparties.

N/A

5) Interest rate swaps not designated in hedge accounting relationships (Note 25, 30)

Other non-current liabilities—USD64 thousand and USD10 thousand as at December 31, 2017 and December 31, 2018.
Other non-current assets include an interest rate swap asset of USD224 thousand as at December 31, 2018, which was a swap liability included in non-current liability as at December 31, 2017.

Level 2

Discounted cash flow. Future cash flows are estimated based on forward interest rates (from observable yield curves at the end of the reporting period) and contract interest rates, discounted at a rate that reflects the credit risk of various counterparties.

N/A

Note:

(1)

A  5% increase in the discount rate holding all other variables constant would decrease the carrying amount of other non-current liabilities by approximately USD32 thousand and USD31 thousand as at December 31, 2017 and December 31, 2018, respectively. A 5% increase in estimated net change in electricity income and direct cost would increase the carrying amount of the non-current liabilities by USD63 thousand and USD63 thousand as at December 31, 2017 and December 31, 2018, respectively.

(2)

A  5% increase in the discount rate holding all other variables constant would decrease the carrying amount of other non-current liabilities by approximately USD510 thousand and USD1,973 thousand as at December 31, 2017 and December 31, 2018, respectively.

The management of the Group considers that the carrying amounts of the other financial assets and financial liabilities in the consolidated financial statements approximate their fair values.

There were no transfers between Level 1 and Level 2 in the years ended December 31, 2016, December 31, 2017, and December 31, 2018.

Fair value measurements and valuation processes

In estimating the fair value of the financial assets and financial liabilities of the Group, the management of the Group uses market-observable data to the extent it is available. Where Level 1 inputs are not available, the management of the Group performs the valuation themselves with competent and qualified team members. The team establishes the appropriate valuation techniques and inputs to the model. The Chief Financial Officer reports the valuation findings to the board of directors of the Company regularly to explain the cause of fluctuations in the fair value of the related financial assets and liabilities.

(c)	Capital management

The Group manages its capital to ensure that it will be able to continue as a going concern while maximizing the return to stakeholders through the optimization of the debt and equity balances.

The capital structure of the Group consists of net debt (which includes borrowings net of cash and cash equivalents) and equity attributable to owners of the Company (comprising issued share capital, share premium and other reserves) and to a limited extent, non-controlling interests.

The Group reviews the capital structure regularly. As part of this review, consideration is given to the cost of capital and the risks associated with each class of capital and will attempt to balance its overall capital structure through raising additional capital and overall use of bank borrowings.